Exhibit 10.1

AMENDMENT NO. 2

TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 28, 2023 (this “Agreement”), is entered into by and between SOUTHWEST IOWA RENEWABLE ENERGY, LLC, a limited liability company organized and existing under the laws of Iowa (the “Company”), FARM CREDIT SERVICES OF AMERICA, FLCA, a federally-chartered instrumentality of the United States (“FLCA”), FARM CREDIT SERVICES OF AMERICA, PCA, a federally-chartered instrumentality of the United States (“PCA”, and together with FLCA, individually and collectively, the “Lender”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“Cash Management Provider” or “Agent”). Capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement.

BACKGROUND:

WHEREAS, the Company, Lender and Agent are parties to a First Amended and Restated Credit Agreement dated as of July 18, 2022 and Amendment No. 1 to First Amended and Restated Credit Agreement dated as of September 21, 2022 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, the Company has requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, Lender and Agent are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1	Definitions.

1.1          Certain Definitions. The following terms when used in the Agreement shall have the following meanings:

“Agent” is defined in the preamble to this Agreement.

“Agreement” is defined in the preamble to this Agreement.

“Cash Management Provider” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Effective Date” is defined in Article 4.

“Existing Credit Agreement” is defined in the first recital to this Agreement.

“Fifth Amended and Restated Revolving Credit Note” is defined in Section 2.3 of this Agreement.

“FLCA” is defined in the preamble to this Agreement.

“Fourth Amended and Restated Revolving Term Note” is defined in Section 2.2 of this Agreement.

“Fourth Amended and Restated Term Note” is defined in Section 2.1 of this Agreement.

“Lender” is defined in the preamble to this Agreement.

“PCA” is defined in the preamble to this Agreement.

1.2          Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE 2	Amendments.

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

2.1        Term Note.  The Term Note referenced in Section Section 2.1(a) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit A, has been amended and restated in its entirety and is in the form attached hereto as Exhibit A, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “Fourth Amended and Restated Term Note”).

2.2         Revolving Term Note.  The Revolving Term Note referenced in Section 2.2(b) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit B, has been amended and restated in its entirety and is in the form attached hereto as Exhibit B, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “Fourth Amended and Restated Revolving Term Note”).

2.3          Revolving Credit Note.  The Revolving Credit Note referenced in Section 2.3(b) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit C, has been amended and restated in its entirety and is in the form attached hereto as Exhibit C, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “Fifth Amended and Restated Revolving Credit Note”).

ARTICLE 3	Representations and Warranties.

In order to induce Lender and Agent to make the amendments provided for in Article 2, the Company hereby (a) represents and warrants that (i) each of the representations and warranties of the Company contained in the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, the Company hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to Lender and Agent in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all Collateral in favor of Lender and Agent continues unimpaired and in full force and effect, and (y) waives all defense, claims, counterclaims, rights of recoupment or set-off against any of its obligations.

ARTICLE 4	Conditions to Effectiveness.

This Agreement shall become effective on such date (the “Effective Date”) when the following conditions have been satisfied:

4.1          Representations and Warranties. The representations and warranties made by the Company pursuant to Article 3 as of the Effective Date shall be true and correct.

4.2         Notes.  Agent shall have received a duly executed Fourth Amended and Restated Term Note, Fourth Amended and Restated Revolving Term Note and Fifth Amended and Restated Revolving Credit Note.

4.3        Other Requests. Agent shall have received such other certificates, instruments, documents, agreements, information and reports as may be requested by Agent, in form and substance satisfactory to Agent.

4.4         Payment of Fees and Expenses.  The Company shall have paid all fees and expenses of Agent and the Lending Parties, if any, payable on or before the Effective Date as required by this Agreement or any other Loan Document.

ARTICLE 5	Miscellaneous.

5.1        Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

5.2          Limitation of Amendments.    The amendments set forth in Article 2 shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company which would require the consent of Agent under the Existing Credit Agreement or any other Loan Document.

5.3          Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be as effective as delivery of a manually executed counterpart of this Agreement.

5.4        Incorporation of Existing Credit Agreement Provisions. The provisions of Article 11 of the Existing Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	Chief Executive Officer

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

FARM CREDIT SERVICES OF AMERICA, FLCA

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

CASH MANAGEMENT PROVIDER AND AGENT:

COBANK, ACB

By:	/s/ Brook Stromer
Name:	Brook Stromer
Title:	Vice President

[GUARANTOR’S CONSENT PAGE TO CREDIT AGREEMENT AMENDMENT]

GUARANTOR’S CONSENT

The undersigned SIRE DISC, INC., an Iowa corporation (the “Guarantor”), hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) reaffirms its obligations under that certain Continuing Guarantee dated February 11, 2015 by Guarantor in favor of Agent, for the benefit of the Lending Parties (the “Continuing Guarantee”), including, without limitation, the unconditional guarantee to Agent, for the benefit of the Lending Parties, of the full and prompt payment of the Indebtedness (as defined in the Continuing Guarantee), whether now existing or hereafter arising, and (c) represents and warrants that (i) the Continuing Guarantee continues to constitute the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (ii) there exists no Event of Default or Default and (iii) there are no, and shall not be any, defenses to or counterclaims or rights of set-off against any of Agent’s or the Lending Parties’ rights under the Continuing Guarantee.

SIRE DISC, INC.

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	Chairman

EXHIBIT A

Form of Fourth Amended and Restated Term Note

[see attached]

EXHIBIT B

Form of Fourth Amended and Restated Revolving Term Note

[see attached]

EXHIBIT C

Form of Fifth Amended and Restated Revolving Credit Note

[see attached]